Serving our communities for over 130 years
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James O. Miller – Chairman, President and Chief Executive Officer
Dennis G. Shaffer, Executive Vice President
Richard J. Dutton – Senior Vice President, Chief Operating Officer
NASDAQ: FCZA
Exhibit 99
First Citizens Banc Corp

FCZA.COM

Cautionary Statement Regarding Forward-Looking Information
Comments made in this presentation include “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties.  Although management believes that the expectations reflected in the forward-looking statements are reasonable, actual results or future events could differ, possibly materially, from those anticipated in these forward-looking statements.  The forward-looking statements speak only as of the date of this presentation, and First Citizens Banc Corp assumes no duty to update any forward-looking statements to reflect events or circumstances after the date of this presentation, except to the extent required by law. Please refer to our Annual Report on Form 10-K and documents subsequently filed with the Securities and Exchange
Commission concerning the factors that could cause actual results to differ materially from forward-looking statements.
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Contact Information
Contact Information
First Citizens Banc Corp’s common shares are traded on the NASDAQ Capital
Market under the symbol “FCZA.” The Company’s depository shares, each representing 1/40
th
ownership interest in a Series B Preferred Share, are
traded on the NASDAQ Capital Market under the symbol “FCZAP.”
Additional information can be found at
www.fcza.com
James O. Miller
Chairman, President and CEO
jomiller@fcza.com
Telephone: 888.645.4121
FCZA.COM

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Corporate Overview
Corporate Overview
9
th
largest publicly traded commercial bank in Ohio
Community banking focused operations in 10 Ohio counties
Operate in stable and growing Ohio markets
Full-service banking origination with diversified revenue streams
Commercial banking
Retail banking
Wealth management
Mortgage banking
Franchise poised for continued growth
FCZA.COM

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Financial Highlights
Financial Highlights
FCZA.COM

Market data as of June 30, 2014 and June 30, 2013.
Financial Highlights
($s in thousands, except per share data)
June 30, 2014 June 30, 2013 % Change
Balance Sheet
Assets
$1,186,503 $1,143,248 3.78%
Gross Loans
867,978 810,862 7.04
Deposits
979,136 938,205 4.36
Performance Analysis
YTD Net Income
$4,951 $3,570 38.68%
YTD ROAA
0.78% 0.61% 27.87
YTD ROAE
8.84 6.89 28.30
Tier 1 Leverage Ratio
9.77 9.38 4.16
Market Data
Market Capitalization
$69,448 $55,574
Price / Tangible Book Value
112.62% 97.12%
Dividend Yield
2.22 2.22
Stakeholder / Insider Ownership
19.31
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Investment Highlights
Investment Highlights
FCZA.COM

Experienced management team with strong track record
Leading Ohio community bank franchise focused on targeted rural markets and selected urban markets
Demonstrated growth and proven acquirer
Improved credit quality and solid reserve coverage
Solid capital for continued growth
Completed refinance of TARP obligations in first quarter of 2014
Improving operating leverage
Rightsizing branch network with projected annual cost savings of $450 thousand
Revised retirement plans, net impact of $195 thousand of cost savings in 2014
Focused business strategies resulting in earnings growth
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Experienced Management Team
Experienced Management Team
7
FCZA.COM

Chairman,
President & CEO
40 years of banking
experience
Joined in 1987
James O. Miller
SVP & Chief
Operating Officer
11 years of banking
experience
Joined in 2007
Richard J. Dutton
EVP, Chief Lending
Officer & President
of Citizens Bank
28 years of banking
experience
Joined in 2009
Dennis G. Shaffer
SVP & General
Counsel
11 years of banking
experience
Joined in 2003
James E. McGookey
SVP and Controller
25 years of banking
experience
Joined in 1989
Todd A. Michel
SVP & Chief Risk
Officer
18 years of banking
experience
Joined in 2013
John A. Betts
SVP & Chief Credit
Officer
29 years of banking
experience
Joined in 2011
Paul J. Stark
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First Citizens Banc Corp Locations
First Citizens Banc Corp Locations
Sandusky / Akron,
Ohio
North Central Ohio
FCZA.COM

$532 million in loans
$625 million in
deposits
10 branch locations
#1 deposit market
share in Sandusky,
Ohio with ~ 38%
market share
$101 million in loans
$158 million in
deposits
7 branch locations
~42% deposit market
share
(1)
West Central Ohio
$236 million in loans
$196 million in
deposits
7 branch locations
~23% deposit market
share
(2)
Source: SNL Financial. Deposit data as of June 30, 2013.
(1) Deposit market share consists of the following Ohio cities: Shelby, Willard, New Washington, Shiloh, Plymouth and Greenwich.
(2) Deposit market share consists of the following Ohio cities: Quincy, Urbana, Plain City, West Liberty and Russells Point.
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Target Market Highlights
Target Market Highlights
FCZA.COM

(1) Bloomberg Economic Evaluation States index.
(2) U.S. Labor Department. Unemployment data as of May 2014.
Ohio has boasted the sixth-healthiest U.S.
state economy since the 18-month recession
ended in June 2009
(1)
Ohio’s unemployment rate of 5.5% is well
below U.S. national rate of 6.3.%
(2)
674,000 Ohioans are employed in
manufacturing, most since December 2008
(2)
West Central Ohio
North Central Ohio
Sandusky / Akron
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Proven Acquirer and Attractive Organic Growth Profile
Proven Acquirer and Attractive Organic Growth Profile
10
FCZA.COM

Acquired five banks from 1998 – 2007 serving to increase assets approximately $815 million
Expanded commercial loan growth in Columbus, Akron & Cleveland markets
Since year-end 2010, loan portfolios in these markets have increased from $147 million to $329 million
Low cost, locally generated deposit base
Recently hired an experienced residential mortgage team in Columbus / Dublin, Ohio markets
Capitalize on loan opportunities in greater Cleveland, Akron, Columbus and other potential urban markets
Total Assets
Total Gross Loans
Total Deposits
$s in millions $s in millions
$s in millions
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Deposit Mix
Deposit Mix
FCZA.COM

2014 Q2 Cost of Deposits: 0.40%
Total Deposits: $979 million
Non-Interest
Bearing Demand
26%
Interest Bearing
Demand
20%
Savings
32%
Certificates of
Deposit
21%
Brokered Deposits
1%
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Loan Mix
Loan Mix
FCZA.COM

2014 Q2 Loan Yield: 4.59%
Gross Loans: $868 million
CRE Non-Owner
Occupied
25%
CRE Owner
Occupied
18%
Single Family
24%
C&I
11%
Multi-family
8%
Farmland &
Agriculture
7%
C&D & Land
6%
Consumer & Other
1%
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3.10%
3.45%
3.30%
2.22%
1.93%
2010 2011 2012 2013 2014 Q2
Improving Asset Quality
Improving Asset Quality
FCZA.COM

NPAs & 90+PD / Assets
Loan Loss Reserves / Gross Loans
Reserves / NPLs NCOs / Average Loans
2.84%
2.70%
2.42%
1.92%
1.77%
2010 2011 2012 2013 2014Q2
70.82%
58.02%
53.05%
64.17%
67.95%
2010 2011 2012 2013 2014Q2
1.46%
1.35%
1.01%
0.53%
0.31%
2010 2011 2012 2013 2014Q2
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Asset Quality Improvement
Asset Quality Improvement
FCZA.COM

NPAs & 90+ Day Delinquent (12/31/2010)
NPAs & 90+ Day Delinquent (6/30/14)
$23.0M $35M
$s in millions
Gross Loans: $767 million Gross Loans: $868 million
$s in millions
Nonaccrual
Loans - Current,
$8.5
Nonaccrual
Loans - Past
Due,  $13.7
Restructured
Loans,  $8.6
OREO,  $1.8
90+ Days
Nonaccrual
Loans -
Current,
$11.0
Nonaccrual
Loans - Past
Due,  $6.6
Restructured
Loans,  $5.0
OREO,  $0.3
Delinquent,  $2.2
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Peer Leading Net Interest Margin
Peer Leading Net Interest Margin
FCZA.COM

4.03%
3.98%
3.95%
3.77%
3.76%
3.70%
3.72%
3.51%
3.46%
2010Y 2011Y 2012Y 2013Y 2014Q2
(1) Peer median consists of publicly traded Ohio banks with assets between $500 million and $2 billion. SNL Financial.
FCZA
Peer Median
(1)
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Managing Duration
FCZA.COM

3.31
3.31
1.72
1.79
Q2 2014
Q2 2013
Assets Liabilities
Duration of Assets and Liabilities Managing Duration Risk
Asset duration of less than two years
Sell fixed rate mortgages
Encourage variable rate
commercial lending or swap into
variable, if appropriate
Limit fixed rate terms to five years
Liability duration greater than three
years
Focus on low-cost “sticky”
demand deposits
Don’t overprice or overextend time
deposits
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Non-Interest Metrics and Initiatives
Non-Interest Metrics and Initiatives
FCZA.COM

Growing fee income platform
Wealth management
~$465 million in AUM
Earned $1.6 million YTD, a 28%
increase from the prior year
Income tax refund processing program
Evaluated / refined our process
over four tax seasons
Specialized payment processing
earned $2.3 million during 2014
Improving efficiency and operating leverage
Investment in people
Revised retirement plan in Q2 2014
reducing net expenses $195 thousand in
2014
Rightsizing branch network
Projected annual cost savings of $450
thousand
0.85%
0.89%
0.98%
1.00%
1.08%
2010 2011 2012 2013 2014Q2
2.20%
2.24%
2.31%
2.63%
2.14%
2010 2011 2012 2013 2014Q2
Non-Interest Income / Average Assets
Net Operating Expense / Average Assets
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Profitability and Returns Analysis
Profitability and Returns Analysis
FCZA.COM
Net Income Available to Common Shareholders ROAA
Net Income Available to Common Shareholders

ROATCE
$(2,444)
$2,782
$4,386
$5,020
$2,990
$3,890
2010 2011 2012 2013 2013Q2
YTD
2014Q2
YTD
-0.11%
0.35%
0.49%
0.53%
0.57%
0.74%
2010 2011 2012 2013 2013Q2
YTD
2014Q2
YTD
-3.42%
7.00%
9.06%
9.93%
10.77%
12.46%
2010 2011 2012 2013 2013Q2
YTD
2014Q2
YTD
$s in thousands
$(0.32)
$0.36
$0.57
$0.65
$0.39
$0.50
2010 2011 2012 2013 2013Q2
YTD
2014Q2
YTD
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15.07% 15.10%
14.84%
14.32%
14.92%
14.22%
14.36%
14.53%
14.13%
2010 2011 2012 2013 2014Q2
9.30% 9.30%
9.34%
9.62%
9.77%
9.32%
9.13%
8.91%
9.76%
2010 2011 2012 2013 2014Q2
Capital Levels
Capital Levels
FCZA.COM
Tier 1 Leverage Ratio (%) Tier 1 Ratio (%)
Total Risk-Based Capital Ratio (%)

Tangible Common Equity / Tangible Assets
(1) Assumes conversion of $23.1 million of Series B Preferred stock into common equity.
(2) Peer median consists of publicly traded Ohio banks with assets between $500 million and $2 billion. SNL Financial.
(3) Capital ratio excludes $23.2 million of Series A preferred stock, which was redeemed with the proceeds from Series B preferred stock in January 2014.
13.78%
13.80%
13.25%
13.06%
13.67%
13.28%
13.54%
13.58%
13.04%
2010 2011 2012 2013 2014Q2
4.36%
4.93%
5.03%
5.08%
5.55%
7.10%
7.54%
8.33%
8.46%
8.39% 8.42%
2010 2011 2012 2013 2014Q2
(3) (3)
(3)
FCZA PF
Peer Median
(1) (2)
FCZA
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Increasing Shareholder Value
Increasing Shareholder Value
FCZA.COM

Stock Price
$3.98
$4.03
$5.25
$6.52
$9.01
2010 2011 2012 2013 6/30/2014
Dividend yield of 2.2%
Dividend payout ratio in Q2 2014 was
approximately 17.2%
Price / Tangible Book Value of 113% as
compared to peer average of 124%
(1)
Price / LTM EPS of 13.7x as compared
to peer average of 15.2x
(1)
Source: SNL Financial. Market data as of June 30, 2014.
(1) Peer group consists of U.S. banks between $750 million and $1.25 billion in MRQ assets.
(2) Stock price as of December 31 of the corresponding year.
(2) (2) (2) (2)
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Strategic Focus and Growth Strategy
Strategic Focus and Growth Strategy
Organic growth
Capitalize on commercial and consumer lending opportunities
Grow core deposit base in rural and targeted urban markets
Identify and evaluate loan production opportunities in select metro markets
Acquisition opportunities
Rural
Urban
Improving asset quality
Efficiency and operating leverage
FCZA.COM

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FCZA.COM

Why Invest in FCZA?
Why Invest in FCZA?
Attractively Valued
Versus Peers
Strong and
Seasoned
Management
Team
Leading Ohio
Community
Banking Franchise
Platform to
Support Future
Growth
Proven and
Disciplined
Acquirer
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Appendix Appendix 23 FCZA.COM Moving You Ahead

Operating Results
Operating Results
FCZA.COM

($s in thousands, except per share data)
For the Years Ended December 31,
Six Months
Ended
2009 2010 2011 2012 2013 6/30/2014
Net Interest Income $40,273 $41,461 $41,361 $40,578 $39,974 $20,432
Provision for Loan Losses 13,323 17,940 9,800 6,400 1,100 1,500
Noninterest Income 9,633 9,154 9,971 11,200 12,662 8,004
Noninterest Expense 35,165 35,774 36,727 38,074 43,384 20,408
Net Income 1,655 (1,268) 3,958 5,579 6,179 4,951
Net Income Available to Common Shareholders 700 (2,444) 2,782 4,386 5,020 3,890
Basic EPS per Common Share $0.09 ($0.32) $0.36 $0.57 $0.65 $0.50
Diluted EPS per Common Share 0.09 (0.32) 0.36 0.57 0.64 0.43
Return on Average Assets (ROAA) 0.15% (0.11%) 0.35% 0.49% 0.53% 0.78%
Return on Average Equity (ROAE) 1.68 (1.27) 3.96 5.36 5.97 8.84
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